                                                                  Exhibit 10.15




                                                     REGISTRY MAGIC INCORPORATED
                                    MASTER SOFTWARE JOINT DEVELOPMENT AGREEMENT

      This Agreement ("Agreement") is made as of this 24th day of September, 1998 ("Effective Date"), by and between Registry Magic Incorporated, a Florida corporation, having its registered offices at One South Ocean Boulevard, Boca Raton, Florida 33432 ("RMI") and Veritel Corporation of America (also known as Veritel Corporation), an Illinois corporation, having its registered offices at 250 South Wacker Drive, Chicago, Illinois, 60606 ("Veritel").

      WHEREAS, RMI is a leading developer, manufacturer, and marketer of speech recognition technology products and services; and

      WHEREAS, Veritel is a leading developer, manufacturer, and marketer of voice verification technologies, products and components; and

      WHEREAS, Veritel desires to engage RMI from time to time pursuant to one or more Work Statements to develop, create, test, modify, and deliver certain programming materials as works made for hire, and RMI is interested in accepting such engagements, subject to the parties' further agreement on the scope terms of each such Work Statement; and

      WHEREAS, Veritel and RMI mutually desire to set forth in this Agreement certain terms applicable to all such engagements;

      WHEREAS, Veritel is willing to accept, wishes to distribute, and compensate RMI for a variety of RMI's products,

      WHEREAS, RMI is willing to accept, wishes to distribute, and compensate Veritel for a variety of products which Veritel may develop jointly with RMI,

      NOW THEREFORE in consideration of the premises and intending to be legally bound, the parties agree as follows:

                                 1. DEFINITIONS

      1.1. "CODE" shall mean computer programming code. Code shall include any Maintenance Modifications or Minor Enhancements thereto created by RMI from time to time as specified in SECTION 15.3.

      1.2. "SOURCE CODE" shall mean computer programs, instructions and related material written in a human-readable source language in form capable of serving as the input to a compiler or assembler program, and in form capable of being modified, supported and enhanced by programmers reasonably familiar with the source language.

      1.3. "APPLICATION SOURCE CODE" shall mean the Source Code that defines and controls the user interface and/or controls data input and output. It specifically excludes Core Source Code.

      1.4. "CORE SOURCE CODE" shall mean the: (a) Code which serves the purpose of voice recognition, (b) Code which serves the purpose of voice verification, and/or (c) Any Code which RMI and Veritel deem to be outside the scope of the Work Statement

      1.5.  "OBJECT CODE" shall mean the machine-readable form of the Code.

      1.6. "DERIVATIVE WORK" shall mean a work that is based upon one or more pre-existing works, such as a revision, modification, translation, abridgement, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, and that if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work.

      1.7. "ERROR" shall mean any error, problem, or defect resulting from (1) an incorrect functioning Code, or (2) an incorrect or incomplete statement of diagram in Documentation, if such an error, problem, or defect renders the Code inoperable, causes the Code to fail to meet the specifications thereof, causes the Documentation to be inaccurate or incomplete in any material respect, causes incorrect results, or causes incorrect functions to occur when any such materials are used.

      1.8. "INTELLECTUAL PROPERTY RIGHT" means any and all rights existing from time to time under patent law, copyright law, , moral rights law, trade secret law, trademark law, unfair competition law, and any other similar proprietary rights law, and any and all renewals, extensions, and restorations thereof, now or hereinafter in force and effect.

      1.9. "DELIVERABLES" shall mean materials developed for or delivered to Veritel by RMI under this Agreement and under any Work Statement issued hereunder.

      1.10. "PARTIES" shall mean RMI and Veritel. "PARTY" shall mean RMI or Veritel interchangeably.

      1.11. "SPECIFICATIONS" means the functional performance parameters for the Software Deliverable as stated within the Attachment(s).

      1.12. "MINOR ENHANCEMENTS" means upgrades and features that do not result in major functional changes or define a new purpose of use for the Product.

      1.13. "MAJOR ENHANCEMENTS" means upgrades and features that result in major functional changes or define a new purpose of use for the Product.

      1.14. "MAJOR ENHANCEMENTS" means upgrades and features that result in major functional changes or define a new purpose of use for the Product.

      1.15. "WORK STATEMENT" shall mean a purchase offer of Veritel, a proposal of RMI, or another written instrument that meets the following requirements;

            1.15.1. Includes substantially the following statement: "This is a
                    Work Statement under the Master Software Development
                    Agreement ....."

            1.15.2. Is signed on behalf of both parties by their authorized representatives

            1.15.3. Contains the following five mandatory items; (1) Description and/or specifications of the services to be performed and the Deliverables to be delivered to Veritel, (2) the name and address of a Technical Coordinator for each of Veritel and RMI, (3) the amount, schedule, and method of payment,
                    (4) the time schedule for performance and for delivery of the Deliverables, and (5) completion and acceptance criteria for the Deliverables.

            1.15.4. In addition, when applicable, the Work Statement may include; (1) Provisions for written and/or oral progress reports by the RMI, (2) detailed functional and technical specifications and standards for all services and Deliverables, including quality standards, (3) documentation standards, (4) Lists of any special equipment to be procured by RMI or provided by Veritel for use in performance of the work, (5) test plans and scripts, and (6) such other terms and conditions as may be mutually agreeable between parties.

                           2. CONTRACT ADMINISTRATION

      2.1. CONTACT COORDINATOR. Upon execution of this Agreement, each Party shall notify the other party of the name, business address, and telephone number of its Contract Coordinator. The Contract Coordinators of each Party shall be responsible for arranging all meetings, visits, and consultations between the parties that are of a non-technical nature. The Contract Coordinators shall also be responsible for receiving all notices under this Agreement and for all administrative matters such as invoices, payments, and amendments.

      2.2. TECHNICAL COORDINATOR. Each Work Statement shall state the name business address, and telephone number of the Technical Coordinators of each party. The Technical Coordinators of each party designated for a particular Work Statement shall be responsible for technical and performance matters, and the transmission and receipt of both Deliverables and technical information between the parties, insofar as they relate to such Work Statement

      2.3. ISSUANCE OF WORK STATEMENTS. The initial Work Statement(s) agreed to by the Parties are set forth as attachments to this Agreement. Additional Work Statements, regardless of whether they relate to the same subject matter as initial Work Statement(s), shall become effective upon execution by authorized representatives of the Parties.

                                   3. CHANGES

      3.1. Changes in any Work Statement or in any of the Specifications of Deliverables under any Work Statement shall become effective only when a written change request is executed by authorized representatives of both parties. Change requests that do not substantially affect the nature of Deliverables, their performance or functionality, and that do not change schedules by more than one week or development hour amounts by more than 5% may be requested and/or accepted by the parties' Technical Coordinators. All other change requests with respect to this Agreement, and Work Statement, or any Specifications or Deliverables must be requested and/or accepted by both parties' Contract Coordinators. RMI may not decline any change requests that increase the cost or magnitude of the performance, provided that the changes are reasonable in scope and a commensurate increase in compensation is fixed.

                               4. NOTICE OF DELAY

      4.1. Each Party agrees to notify the other Party promptly of any factor, occurrence, or event coming to its attention that may affect their ability to meet the requirements of any Work Statement issued under this Agreement, or that is likely to occasion any material delay in delivery of Deliverables. Such notice shall be given in the event of any loss or reassignment of key employee, threat of strike, or major equipment failure.

                                5. COMPENSATION

      5.1. Amounts and modes of payment for all services to be performed and Deliverables shall be set forth in each Work Statement. The parties shall agree to use one of the following modes of payment:

            5.1.1. FIXED PRICE. If RMI quotes a price for particular services or Deliverables and such price is specified without qualification in the application Work Statement, the amount quoted shall be deemed a fixed price. Unless the Work Statement provides for progress payments or deferral of payment after completion, Veritel shall pay the full amount of the fixed price upon RMI's satisfactory completion of the specified services or upon Veritel's acceptance of particular Deliverables. A Work Statement may alternatively provide for payment to be based on a fixed priced for certain services to be rendered over a specified period of time. Unless otherwise specified in the Work Statement, such payment for periodic services shall accrue on a monthly basis and be prorated for any partial periods.

            5.1.2. TIME AND MATERIALS. For services and Deliverables that are not suitable for payment on the basis of a fixed price, the Work Statement may provide for payment on the basis of time and materials. Payment under this method shall be determined according to the hourly rates set for RMI's employees by skill, and possibly by level.

                                  6. INVOICING

      6.1. RMI shall submit invoices to Veritel for payment for work and/or deliverables at such time or times as payment becomes due under each Work Statement. Invoices shall be paid on payment dates as specified in the Work Statement and shall be addressed to Veritel's Contract. All invoices shall specifically refer to the Work Statement to which they relate. Whenever an invoice includes charges for time and materials, the invoices shall indicate the skill and hours of the employees performing the work. Each invoice shall separately set forth travel expenses, if any, authorized by Veritel for reimbursement. Supporting documentation (e.g., receipts for air travel, hotels, and rental cars) called for by Veritel's standard reimbursement policies shall accompany any such invoice. Any extraneous terms on RMI's invoices shall be void and of no effect.

                                  7. EXPENSES

      7.1. Except as expressly agreed otherwise by Veritel in a Work Statement, RMI shall bear all of its own expenses arising from its performance of its obligations under this Agreement and each Work Statement issued hereunder, including (without limitation) expenses for facilities, work spaces, utilities, management, clerical and reproduction services, supplies, and the like.

                                   8. REPORTS

      8.1. BI-MONTHLY REPORTS. RMI agrees to provide to Veritel at least once every two months a written report of the progress of the work required under each Work Statement issued hereunder, and anticipated problems (resolved or unresolved), and any indication of delay in fixed or tentative schedules

      8.2. SITE VISITS. RMI shall, from time to time and upon reasonable notice, allow access to its premises by Veritel for purposes of design review, "walkthroughs," and discussions between Veritel and RMI's management and personnel concerning the status and conduct of work being performed under any Work Statements issued hereunder.

                           9. DELIVERY AND ACCEPTANCE

      9.1. RMI shall deliver all deliverables, upon completion, to Veritel's Technical Coordinator for testing and acceptance. RMI shall memorialize such delivery in a Delivery Confirmation that sets forth the nature and condition of the Deliverables, the medium of delivery, and the date of their delivery. Veritel's Technical coordinator shall countersign such delivery Confirmation so as to indicate its receipt of the contents described therein, and delivery confirmation shall thereupon be transmitted to the parties' Contract Coordinator. Unless a different procedure for testing and acceptance is set forth in a Work Statement, Veritel's Technical Coordinator shall commence acceptance testing following its receipt of the Deliverables. Upon completion of such testing, which shall take no more than 30 days, Veritel shall issue to RMI's Technical Coordinator notice of acceptance or rejection of the Deliverables. In the event of rejection, Veritel shall give its reasons for rejection to RMI's Technical Coordinator in reasonable detail. RMI shall use commercially reasonable efforts to correct any deficiencies or non-conformities and resubmit the rejected items as promptly as possible. If (1) Veritel fails to complete acceptance testing within 30 days of product delivery except in an instance of Force Majeure or (2) RMI commences and completes a sale to a third party of the product or Deliverable as developed and delivered to Veritel, and as permitted under this agreement, the product shall be deemed as having passed Veritel's acceptance testing.

                                 10. INVENTIONS

      10.1. INVENTION DEFINED. An "Invention" shall mean any idea, design, concept, technique, invention, discovery, or improvement, regardless of patentability, made solely by either Party, or jointly by both Parties during the term of this Agreement and only in the performance of any work under any Work Statement issued hereunder, provided that the reduction to practice thereof occurs during the term of this Agreement and in the performance of work under a Work Statement issued hereunder.

      10.2. VESTING OF RIGHTS. Each Party hereby assigns to the other Party a perpetual, royalty-free, unrestricted license to the other, and it's successors, all Inventions, together with the right to seek protection by obtaining joint ownership of patent rights therefor and to claim all rights or priority thereunder, and the same shall become and remain the property of each Party regardless of whether such protection is sought. Each Party shall promptly make a complete written disclosure to the other party, of each Invention not otherwise clearly disclosed to the other in the pertinent deliverables, specifically pointing out features or concepts that either Party believes to be new or different. Each Party shall work jointly and at a shared expense to cause patent applications to be filed thereon, through attorneys jointly agreeable by both Parties, and shall forthwith co-name the other Party, and their successors, as co-inventors of all such applications and provide a perpetual, royalty-free, unrestricted license to the other Party, its successors, and assigns. Each Party agrees to work together with best commercial efforts in connection with the preparation and prosecution of any such patent application and shall cause to be executed all such assignments or other instruments or documents as Veritel and/or RMI may consider necessary or appropriate to carry out the intent of this Agreement.

      10.3. AVOIDANCE OF INFRINGEMENT. In performing services under this Agreement, each Party agrees to avoid designing or developing any items that infringe one or more patents or other intellectual property rights of any third party. If either Party becomes aware of any such possible infringement in the course of performing work under any Work Statement issued hereunder, that Party shall immediately so notify the other Party in writing.

                                 11. OWNERSHIP

      11.1. OWNERSHIP OF PRODUCT DEVELOPED IN WORK STATEMENT. For each development project, both Parties will own international distribution rights of the Product Developed as part of the Work Statement, unless otherwise stated within the Work Statement.

      11.2. PRE-EXISTING WORKS. In the event that any Deliverable or portion of any Deliverable constitutes a derivative Work of any preexisting work, each Party shall use best commercial efforts to ensure that the Work Statement pertaining to such deliverable so indicates by references to (1) the nature of such preexisting work; (2) its owner; (3) any restrictions or royalty terms applicable to each Party's use of such preexisting work or each Party's exploitation of the Deliverable as a Derivative Work thereof; and (4) the source of each Party's authority to employ the preexisting work in the preparation of the deliverable. Unless otherwise specifically agreed in the Work Statement pertaining to such deliverable, before initiating the preparation of any deliverable that is a Derivative Work of a preexisting work each Party shall cause the other Party, its successor, and assigns, to have and obtain the irrevocable, nonexclusive, worldwide, royalty-free right and license to (a) use, execute, reproduce, display, perform, distribute internally or externally, sell copies of, and prepare Derivative Works based upon all preexisting works and Derivative Works thereof and (b) authorize or sublicense others from time to time to authorize or sublicense others from time to time to do any or all of the foregoing.

      11.3. PATENT LICENSE FOR PRODUCT DEVELOPED IN WORK STATEMENT. For Products jointly owned and developed under this agreement, each Party hereby agree to co-name the other Party in any and all patents that arise from the work performed under an agreed upon Work Statement. Such patents shall be co-owned and each Party hereby grants to the other Party, its successors, and assigns, the royalty-free, worldwide, nonexclusive right and license under any patents owned by the Party as a result of work performed under this agreement, or with respect to which the Party has a right to grant such rights and licenses, to the extent required by the other Party to exploit the Deliverables and exercise its full rights in the deliverables, including (without limitation) the right to make, use, and sell products and services based on or incorporating such Deliverables.

                                   12. TAXES

      12.1. The fees listed in this Agreement or any Attachment(s) do not include taxes. RMI shall be responsible for paying all taxes imposed by any federal, state, or local government agency for any payment made by Veritel to RMI pursuant to this Agreement (including any sales, use, property, value-added taxes), whether such taxes are now or hereafter imposed.

                    13. INFRINGEMENT WARRANTY AND INDEMNITY

      13.1. RMI INFRINGEMENT WARRANTY. RMI represents and warrants that: (i) RMI owns, or has acquired, all Intellectual Property Rights incorporated into or provided with respect to the Software Deliverables, and that it is authorized to grant the licenses under this Agreement; and
            (ii) the Software Deliverables does not infringe any third party Intellectual Property Rights. The foregoing representation and warranty, and any rights provided in this SECTION 13, are solely for the benefit of Veritel. Veritel may make such warranties to its sublicensees as it deems appropriate but may not under any circumstances make any warranty on behalf of RMI or pass RMI's warranty through to any sublicensee.

      13.2. INDEMNIFICATION BY RMI. RMI shall indemnify and hold Veritel, its subsidiaries, affiliates, shareholders, directors, officers, successors and assigns harmless from and against any and all party claims, suits, and liabilities (including reasonable attorneys' fees and expenses) arising out of: (i) the inaccuracy of any representation or warranty made by RMI in this SECTION 13; or (ii) any claim that the RMI application, software, computer programming, system, or technology into which the Software Deliverable may be incorporated infringes any third party Intellectual Property Right; provided that Veritel promptly notifies RMI in writing of any such third party claim and that RMI shall have sole control of the defense of any such third party intellectual property claim and all negotiations for settlement. For purposes of this Agreement "Claims" shall mean claims, litigation, actions, suits, administrative proceedings, losses, damages, injuries, liabilities, demands, judgments, settlements, costs and expenses (including, but not limited to reasonable attorneys' fees and expenses), penalties and compensatory, multiple, exemplary, and punitive damages. Notwithstanding the foregoing, RMI shall be entitled to be represented by separate counsel at its own expense.

      13.3. NO INDEMNIFICATION OBLIGATION. RMI shall have no liability for any third party claim of infringement of Intellectual Property Rights based on: (i) use of a superseded or altered release of the Software Deliverables if the alleged infringement would have been avoided by the use of a current, unaltered release of the Software Deliverables; or (ii) the combination, operation, or use of the Software Deliverables with applications, software, computer programming, system, or technology if the alleged infringement would have been avoided by the use of the Software Deliverable without such applications, software, computer programming, system, or technology.

      13.4. OPTION TO AVOID INFRINGEMENT. In the event that, in RMI's opinion, any portion of the Software Deliverable is likely to or does become the subject of a third party claim alleging violation of Intellectual Property Rights, RMI may procure for Veritel: (i) the right to continue using the Software Deliverable; (ii) modify the Software Deliverable to make it noninfringing; or (iii) or replace the Software Deliverable with a functionally equivalent (as determined by RMI), noninfringing replacement.

      13.5. COMPLETE LIABILITY OF RMI. THIS SECTION 13 SETS FORTH THE COMPLETE LIABILITY OF RMI WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS AND SECTION 13.4 SETS FORTH THE EXCLUSIVE REMEDY WITH RESPECT THERETO.

      13.6. VERITEL INFRINGEMENT WARRANTY. Veritel represents and warrants that:
            (i) Veritel owns, or has acquired, all Intellectual Property Rights incorporated into or provided with respect to the CVS application and Veritel's APIs as delivered to RMI (the "Veritel Deliverables") for use in developing Deliverables, and that it is authorized to grant the licenses under this Agreement; and (ii) the Veritel Deliverables does not infringe any third party Intellectual Property Rights. The foregoing representation and warranty, and any rights provided in this SECTION 13, are solely for the benefit of RMI. Veritel may make such warranties to its sublicensees as it deems appropriate but may not under any circumstances make any warranty on behalf of Veritel or pass Veritel's warranty through to any sublicensee.

      13.7. INDEMNIFICATION BY VERITEL. Veritel shall indemnify and hold RMI, its subsidiaries, affiliates, shareholders, directors, officers, successors and assigns harmless from and against any and all party claims, suits, and liabilities (including reasonable attorneys' fees and expenses) arising out of: (i) the inaccuracy of any representation or warranty made by Veritel in this SECTION 13; or
            (ii) any claim that the Veritel Deliverables infringe any third party Intellectual Property Right; provided that RMI promptly notifies Veritel in writing of any such third party claim and that Veritel shall have sole control of the defense of any such third party intellectual property claim and all negotiations for settlement. For purposes of this Agreement "Claims" shall mean claims, litigation, actions, suits, administrative proceedings, losses, damages, injuries, liabilities, demands, judgments, settlements, costs and expenses (including, but not limited to reasonable attorneys' fees and expenses), penalties and compensatory, multiple, exemplary, and punitive damages. Notwithstanding the foregoing, RMI shall be entitled to be represented by separate counsel at its own expense.

      13.8. COMPLETE LIABILITY OF VERITEL. THIS SECTION 13 SETS FORTH THE COMPLETE LIABILITY OF VERITEL WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

                       14. REPRESENTATIONS AND WARRANTIES

      14.1. Representations and Warranties of RMI.

            14.1.1. SOFTWARE. RMI warrants solely for the benefit of Veritel that, in its unmodified state, the Software Deliverable shall operate in conformity to the Specifications relating to it and defined within Attachment(s). If the Software Deliverable shall fail to conform to such Specifications, RMI shall use commercially reasonable efforts to correct such non-conformities. If RMI cannot make Software Deliverable operate as warranted, then RMI shall refund to Veritel all amounts paid for such Software Deliverable and this shall be Veritel's sole and exclusive remedy. RMI does not represent or warrant that: (i) the Software Deliverable will meet Veritel's requirements; (ii) the Software Deliverable will operate in the combinations which Veritel may select for use; (iii) the operation of the Software Deliverable will be error-free; or (iv) any errors in the Software Deliverable will be corrected. Veritel may make such warranties to its sub-licensees as it deems appropriate but may not under any circumstances make any warranty on behalf of RMI or pass RMI's warranty through to any sub-licensee.

            14.1.2. YEAR 2000. RMI represents and warrants that the Software
                    Deliverable will operate in conformity to the Specifications relating to it before, on, or after, the date January 1, 2000, for purposes of Year 2000 (including Leap Year) processing. RMI represents that it is not aware of any way in which such matters are relevant to the operation of the Software Deliverable. This representation and warranty does not include the other software programs, including operating systems, that may effect the ability of the Software Deliverables to operate.

            14.1.3. DEFECT WARRANTY. If RMI becomes aware of errors in the
                    Software Deliverables that prohibit their use, RMI will make commercially reasonable efforts to correct such errors in a timely manner. An error shall mean any error, problem, or defect resulting from (1) an incorrect functioning of Code, or (2) an incorrect or incomplete statement of diagram in Documentation, if such an error, problem, or defect renders the Software Deliverables inoperable, causes the Software Deliverables to fail to meet the specifications thereof, causes the Documentation to be inaccurate or incomplete in any material respect, causes incorrect results, or causes incorrect functions to occur when any such materials are used.

      14.2. Representations and Warranties of Veritel.

            14.2.1. LIMITATION ON WARRANTIES. THE LIMITED WARRANTIES OF RMI SET
                    FORTH ABOVE ARE MADE FOR THE BENEFIT OF VERITEL ONLY AND SHALL NOT EXTEND TO ANY THIRD PARTIES. THE REMEDY DESCRIBED IN SECTION 14.1.1 IS THE SOLE AND EXCLUSIVE REMEDY FOR BREACH OF THE LIMITED WARRANTIES SET FORTH ABOVE. EXCEPT AS PROVIDED IN SECTIONS 13 AND 14, RMI MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, FROM A COURSE OF PERFORMANCE OR DEALING, TRADE USAGE, OR OF UNINTERRUPTED OPERATION WITHOUT ERROR, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. RMI MAKES NO WARRANTIES WITH REGARD TO THE RESULTS OBTAINED FROM THE OPERATION OR USE BY VERITEL OF THE SOFTWARE DELIVERABLE.

            14.2.2. OTHER THAN PURSUANT TO SECTION 13, RMI SHALL NOT BE LIABLE
                    TO VERITEL, OR ANY THIRD PARTY, FOR ANY THIRD PARTY CLAIMS BASED ON CONTRACT, TORT, OR OTHER GROUNDS (INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) RELATED TO THIS AGREEMENT, THE PRODUCTS OR ANY DEVICE, MATERIAL, OR THING TO WHICH THE PRODUCTS ARE ATTACHED, OR OF WHICH ANY PRODUCT IS MADE A PART, OR WITHIN WHICH ANY SUCH PRODUCT IS ENCLOSED, REGARDLESS OF WHETHER RMI MAY BE WHOLLY, CONCURRENTLY, PARTLY, JOINTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT.

            14.2.3. THE LIMITED WARRANTIES SET FORTH ABOVE SHALL NOT APPLY TO
                    ANY PRODUCTS THAT HAVE BEEN SUBJECTED TO IMPROPER USE OR STORAGE, USE BEYOND RATED CONDITIONS, IMPROPER MAINTENANCE, NEGLIGENCE, OR ACCIDENT. VERITEL SHALL PROVIDE RMI ACCESS TO THE PRODUCTS AS TO WHICH VERITEL CLAIMS A PURPORTED DEFECT OR NONCONFORMANCE IN THE SOFTWARE DELIVERABLE. UPON REQUEST BY RMI, VERITEL SHALL, AT ITS OWN RISK AND EXPENSE, PROMPTLY RETURN SUCH PRODUCTS IN QUESTION TO RMI.

            14.2.4. THE FOREGOING WARRANTIES BY RMI ARE IN LIEU OF ALL OTHER
                    WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE DELIVERABLE OR PRODUCTS PROVIDED HEREUNDER. RMI SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY COVER OR SET-OFF NOR FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, EVEN IF RMI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS PROVIDED IN SECTION 13.4 OF THIS AGREEMENT, REGARDLESS OF WHETHER ANY REMEDY SET FORTH IN THIS AGREEMENT ------------ FAILS OF ITS ESSENTIAL PURPOSE, RMI'S LIABILITY TO VERITEL FOR ANY REASON AND UPON ANY CAUSE OF ACTION, WHETHER SOUNDING IN TORT, CONTRACT, OR ANY OTHER LEGAL THEORY, EXCEED IN THE AGGREGATE THE TOTAL AMOUNT PAID BY VERITEL TO RMI UNDER THIS AGREEMENT DURING THE IMMEDIATELY PRECEDING TWELVE (12) MONTH PERIOD.

      14.3. ALLOCATION OF RISK. VERITEL ACKNOWLEDGES AND AGREES THAT THE FEES CHARGED BY RMI IN THIS AGREEMENT REFLECT AN ALLOCATION OF RISK BETWEEN THE PARTIES, INCLUDING, BUT NOT LIMITED TO, THE LIMITATION OF LIABILITY AND EXCLUSIVE REMEDIES DESCRIBED IN THIS AGREEMENT. A MODIFICATION OF THE ALLOCATION OF RISKS SET FORTH IN THIS AGREEMENT WOULD AFFECT THE FEES CHARGED BY RMI, AND IN CONSIDERATION OF SUCH FEES, VERITEL AGREES TO SUCH ALLOCATION OF RISK.

                          15. SUPPORT AND MAINTENANCE

      15.1. VERITEL SUPPORT. For a period of (1) year after the Effective Date, RMI hereby agrees to provide training to Veritel's employees regarding the Software Deliverables, so that Veritel's employees can provide support to Distribution Partners and End Users. Such training shall take place at Veritel's place of business. RMI's telephone support will be available on standard business days, holidays excepted, from 9:00 a.m. to 5:00 p.m. Eastern Time.

      15.2. END-USER AND DISTRIBUTION PARTNER SUPPORT. Veritel will provide first level and second level support to its' End Users and Distribution Partners. RMI will provide third level support to Veritel.

            15.2.1. First level support shall mean very basic assistance in the use of Products.

            15.2.2. Second level support shall include gathering and checking information provided from first level support and responding to unresolved issues for which answers may be available from alternative resources. Second level support shall also include testing, collection of error logs and files and use of diagnostic tools.

            15.2.3. Third level support is provided from RMI to Veritel in the event Veritel is unable to resolve the problem.

      15.3. MAINTENANCE, UPDATES AND UPGRADES. For a period of one (1) year after the Effective Date, RMI will provide to Veritel Minor Enhancements for the RMI Software. Major Enhancements may be negotiated under a separate agreement. Veritel shall have sole responsibility for distributing any such releases.

                              16. CONFIDENTIALITY

      16.1. CONFIDENTIAL INFORMATION. The parties acknowledge and agree that it may be necessary for each of them or their directors, officers, partners, agents, or representatives to disclose or make available to each other information and materials that are confidential or proprietary or contain valuable trade secrets relating to their respective businesses (collectively the "Confidential Information"), and that some such information may already have been disclosed prior to the date of this Agreement. Prior to disclosure to the other party, the disclosing party shall use commercially reasonable efforts to designate all Confidential Information by marking such materials or information, if in tangible form, with a "Confidential" or similar legend. In any event, RMI and Veritel agree that even if not so marked, the Software Deliverable and Products, and all other components of both that are not readily apparent to an end-user, are Confidential Information, as are any documentation, descriptions, and embodiments thereof.

      16.2. NON-DISCLOSURE. During the term of this Agreement and any Attachment(s) accepted hereunder, and for the longer of three (3) years or the longest time permitted by relevant law following the termination of this Agreement, each of the parties agrees: (i) to use commercially reasonable efforts to protect the Confidential Information of the other party from unauthorized use or disclosure and to use at least the same degree of care with regard thereto as it uses to protect its own Confidential Information of a like nature; (ii) to use and reproduce the Confidential Information of the other party only as permitted under this Agreement and only as needed to perform its duties hereunder; (iii) except pursuant to Veritel's license to grant sublicenses hereunder, not to disclose or otherwise permit access to the Confidential Information of the other party to any third party without the disclosing party's prior written consent and then only to the extent reasonably required to accomplish the intent of this Agreement; and (iv) to ensure that its employees participating in the performance of this Agreement are advised of the confidential nature of the Confidential Information of the other party, that they are prohibited from using or copying the Confidential Information of the other party for any purpose other than performing their obligations under this Agreement, from revealing the Confidential Information of the other party for any other purpose whatsoever, and from taking any action prohibited to either party under this SECTION 16.2.

      16.3. COMPELLED DISCLOSURE. In the event that either party or any of its directors, officers, partners, or employees is required by deposition, interrogatory, request for documents, subpoena, civil investigative demand, or similar process to disclose any of the Confidential Information of the other party, such compelled party or any such person may disclose only that portion of the Confidential Information of the other party that such party or such person is legally required to disclose. If legally permitted, a party shall first provide notice to the other party of any such process requiring such disclosure upon receipt thereof in order to provide the other party with the opportunity to petition the court or administrative body to prevent such disclosure.

      16.4. EXCEPTIONS. Information will not be considered to be Confidential Information if it: (i) is already, or otherwise becomes, publicly known by third parties other than as a result of an act or omission of the receiving party; (ii) is lawfully received, after disclosure hereunder, from a third party having the right to disseminate the information to the receiving party and without restriction on disclosure; (iii) is furnished to others by the disclosing party without restriction on disclosure; or (iv) can be shown by the receiving party to have been independently developed by such party without use of or reference to the Confidential Information of the disclosing party. Furthermore, it is understood that each party shall be free to use ideas, concepts, know-how and techniques related to the scope of its business and practice, provided they contain no specific or identifiable elements unique to the other party hereto or its operations and they otherwise contain no Confidential Information of the other party.

      16.5. RETURN OF CONFIDENTIAL INFORMATION. Except as otherwise expressly provided herein, upon termination or completion of this Agreement, the parties shall promptly return to each other all materials that were delivered to each party by one another with respect to such Agreement or Attachment(s), including, but not limited to, all tangible forms of Confidential Information and any copies thereof. Furthermore, upon the return thereof, each party shall cause one of its officers or principals to certify to the other party in writing that that party has complied with this SECTION 16.5.INJUNCTIVE RELIEF. The parties agree that any breach by a party or any of its directors, officers, partners, employees, agents or representatives of any provisions of this SECTION 16.6 may cause immediate and irreparable injury to the other party and that, in the event of such breach, the injured party will be entitled to seek injunctive relief as well as any and all other remedies available at law or in equity.

                             17. MARKETING SUPPORT

      17.1. Press Releases. Neither Party may issue press releases pertaining to this Agreement or Attachment(s) without the written permission of the other Party.

      17.2. When requested, and if available, RMI will provide, at Veritel's expense, sales marketing support to Veritel for significant customer opportunities

                               18. PAYMENT TERMS

      18.1. CURRENCY. All payments due under this Agreement shall be made to RMI in US Dollars.

      18.2. PAYMENT TRANSMITTALS. All payments are to be made via Electronic Funds Transfer to Registry Magic Incorporated at First Union National Bank of Florida to Account Number 9981591341 with ABA Routing Number 063000021 067006432.

      18.3. PAYMENT DUE DATES. Development payments for items specified within the Work Statement are due as specified in the Work Statements.

      18.4. LATE FEES. Any Development payment not made when due shall bear interest at the lower of one and one-half percent (1 1/2%) per month or the maximum rate allowed by law. In the event RMI is required to institute an action to collect any such amount and shall prevail in whole or in part, RMI shall be entitled to reimbursement by Veritel of its reasonable expenses so incurred (including attorneys' fees).

                            19. TERM AND TERMINATION

      19.1. TERM. The term of this Agreement shall commence on the Effective Date set forth above and shall continue for a term of three years.

      19.2. TERMINATION BY RMI. RMI may terminate this Agreement upon written notice to Veritel if (a) Veritel breaches this Agreement and fails to correct the breach within thirty (30) days following written notice specifying the breach; (b) if Veritel makes an assignment for the benefit of creditors, or files a voluntary petition of bankruptcy, or seeks or consents to any reorganization or similar relief, or is adjudicated, bankrupt or insolvent, or has commenced against it by a third party any bankruptcy, insolvency, reorganization or similar petition or proceeding. In the event of a sale, transfer, or other disposition of the "control" of Veritel (which for the purpose of this SECTION 19.2 shall mean effective control of the management of Veritel) or of any substantial part of Veritel's assets, interests, business or property, RMI must approve the transfer the rights granted under this agreement to the third party but may not reasonably withhold this transfer. Termination shall not relieve Veritel of its obligation to pay all license fees that have accrued under this Agreement.

      19.3. TERMINATION BY VERITEL. Veritel may terminate this Agreement upon written notice to RMI if (a) RMI breaches this Agreement and fails to correct the breach within thirty (30) days following written notice specifying the breach; (b) if RMI makes an assignment for the benefit of creditors, or files a voluntary petition of bankruptcy, or seeks or consents to any reorganization or similar relief, or is adjudicated, bankrupt or insolvent, or has commenced against it by a third party any bankruptcy, insolvency, reorganization or similar petition or proceeding. In the event of a sale, transfer, or other disposition of the "control" of RMI (which for the purpose of this SECTION 19.3 shall mean effective control of the management of RMI) or of any substantial part of RMI's assets, interests, business or property, Veritel must approve the transfer the rights granted under this agreement to the third party but may not reasonably withhold this transfer. Termination shall not relieve RMI of its obligations under this Agreement.

      19.4. EFFECT OF TERMINATION. Upon termination of this Agreement, all of RMI's and Veritel's warranty, support and maintenance obligations shall cease, including without limitation RMI's and Veritel's obligation to provide maintenance releases, updates and defect support. Termination of this Agreement or any Attachment(s) shall not limit either party from pursuing any other remedies that may be available to it, including injunctive relief, nor shall termination relieve Veritel or RMI of its obligation to pay all license fees that have accrued or that Veritel or RMI has agreed to pay under any Attachment(s). The parties' obligations under SECTIONS 11, 13, 14, AND 16 shall survive termination of this Agreement.

                                  20. GENERAL

      20.1. INDEPENDENT CONTRACTOR. RMI is an independent contractor under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, or agency relationship between the two parties hereto. Veritel shall have no authority to enter into agreements of any kind on behalf of RMI and, except as set forth herein, shall not have the power or authority to bind or obligate RMI in any manner to any third party.

      20.2. COMPLETE AGREEMENT. This Agreement, including any Attachment(s)s hereunder, is the complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior proposals, understandings, and agreements, whether oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be modified except by a written instrument duly executed by the parties hereto.

      20.3. NO WAIVER. No failure to exercise, and no delay in exercising, on the part of either party, any right, power or privilege hereunder will operate as a waiver thereof, nor will any party's exercise of any right, power or privilege hereunder preclude further exercise of the same right or the exercise of any other right hereunder.

      20.4. ENFORCEABILITY. If any part of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby and shall be enforced to the maximum extent permitted by applicable law. If any remedy set forth in this Agreement is determined to have failed of its essential purpose, then all other provisions of this Agreement, including the limitations of liability and exclusion of damages, shall remain in full force and effect.

      20.5. NO CONSTRUCTION AGAINST DRAFTER. If an ambiguity or question of intent arises with respect to any provision of this Agreement, the Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement.

      20.6. FORCE MAJEURE. Either party shall be excused from performance and shall not be liable for any delay in whole or in part, caused by the occurrence of any contingency beyond the reasonable control either of the excused party or its subcontractors or suppliers. These contingencies include, but are not limited to, war, sabotage, insurrection, riot or other act of civil disobedience, act of public enemy, failure or delay in transportation, act of any government or any agency or subdivision thereof affecting the terms hereof, accident, fire, explosion, flood, severe weather or other act of God, or shortage of labor or fuel or raw materials.

      20.7. NOTICES. Any notice required or permitted hereunder to the parties hereto will be deemed to have been duly given only if in writing to the address of the receiving party as set forth on the initial page hereof or such other address as may be specified by such party in a notice delivered to the other party in accordance with this Section and delivered by: (i) certified U.S. mail, return receipt requested, postage prepaid; (ii) nationally recognized overnight courier, delivery charges prepaid; or (iii) by hand delivery with signed receipt. Any notice shall be deemed delivered: (a) on the fifth
            (5th) business day following deposit of such notice with the U.S. Postal Service if notice is given in accordance with (i), above; (b) on the second (2nd) business day following deposit of such notice with the courier if notice is given in accordance with (ii), above; or (c) on the date of actual delivery if notice is given in accordance with (iii), above.

      20.8. GOVERNING LAW AND JURISDICTION. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of, the State of Florida.

      20.9. HEADINGS AND SUBSECTIONS. Section headings are provided for convenience of reference and do not constitute part of this Agreement. Any references to a particular section of this Agreement shall be deemed to include reference to any and all subsections thereof.

      20.10. ASSIGNMENT. Neither party may assign or delegate any or all of its rights (other than the right to receive payments) or its duties or obligations hereunder without the consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign this Agreement, without the need to obtain consent of the other party, a successor in interest to substantially all of the business of that party to which this Agreement relates. An assignee of either party authorized hereunder shall be bound by the terms of this Agreement and shall have all of the rights and obligations of the assigning party set forth in this Agreement. If any assignee shall fail to agree to be bound by all of the terms and obligations of this Agreement, then such assignment shall be deemed null and void and of no force or effect.

      20.11. NO THIRD PARTY BENEFIT. The provisions of this Agreement are for the sole benefit of the parties hereto. This Agreement confers no rights, benefits, or claims upon any person or entity not a party hereto

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT AS OF THE EFFECTIVE DATE.

REGISTRY MAGIC INCORPORATED

By: /s/ Walt Nawrocki
   --------------------------------------
Name:  Walt Nawrocki
     ------------------------------------
Title: President and CEO
      -----------------------------------


VERITEL CORPORATION OF AMERICA

By: /s/ Mitchell Liss
   --------------------------------------
Name: Mitchell Liss
   --------------------------------------
Title: Vice President and CFO
   --------------------------------------

                                 BUSINESS LEASE

THIS AGREEMENT, entered into this ______ day of June ____, 1998 between Diversified Equity Management Corporation, hereinafter called the lessor, party of the first part, and Registry Magic, Inc., a Florida corporation of the County of Palm Beach and State of Florida hereinafter called the lessee or tenant, party of the second part:

         WITNESSETH, That the said lessor does this day lease unto said lessee,
and said lessee does hereby hire and take as tenant       under said lessor
XXXXXXXXXXXXXXXXXXXXX

XXX Suite 1, 1 South Ocean Blvd., Boca Raton, FL 33432 situate in Boca Raton, Florida, to be used and occupied by the lessee as Office/Non-Retail facility and for no other purposes or uses whatsoever, for the term of 3 years ** , subject and conditioned on the provisions of clause ten of this lease beginning the 1st day of **, 1998 and ending the last day of **, 2001 at and for the agreed total rental of $ 90,000.00 Dollars, payable as follows:

Monthy payments of $ 2,500.00 shall be due on the 1st day of each month of the Lease for a term of 3 years commencing on the 1st day of July, 1998 and ending on June 30, 2001 except as set forth on Exhibit "B" attached hereto and incorporated by reference herein. Lessee shall also pay to Lessor with each month's rental payment all applicable sales tax.

Upon execution of this Lease, Lessee shall also pay to Lessor a first month's rent of $2,500.00 and a last month's rent of $2,500.00.

all payments to be made to the lessor on the first day of each and every month In advance without demand at the office of Lessor at _________________________ in the City of ______________________________ or at such other place and to such other person, as the lessor may from time to time designate in writing.

                  The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

                  FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the name, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by leasee, except movable office furniture, shall become the property of the lessor and remain upon, the premises as a part thereof, and be surrendered with the premises at the termination of this lease.

                  SECOND: All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any act of neglience of any co-tenant or occupants of the building or any other person whatsoever.

                  THIRD: That the tenant ______ shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances in, upon, or connected with said premises during said term: and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at ______ own cost and expense.

                  FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

                  FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made as part of this covenant, and of such other and further roles or regulations as may be hereafter made by the lessor are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any rules and regulations now in existence, of which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder, and thereupon the lessor, his agents or attorneys, shall have the right to enter premises, and remove all persons therefrom forcibly or otherwise, and the lessee thereby expressly waives any and all notice required by law to terminate tenancy, and also waives any and all legal proceedings to recover possession of said premises, and expressly agrees that in the event of a violation of any of the terms of this lease, or of said rules and regulations, now in existence or which hereafter be made, said lessor, his agent or attorneys, may immediately re-enter said premises and dispossess lessee without legal notice or the institution of any legal proceedings whatsoever.

                  SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the leasor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, by force or otherwise without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

                  SEVENTH: Lessee agrees to pay the cost of collection and ten per cent attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

                  EIGHTH: The lessee agrees that he will pay all charges for rent gas, electricity or other illumination, and for all water used on said premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at its option consider the said lessee tenant at sufferance and immediately re-enter upon said premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise,

                  NINTH: The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by, distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

                  TENTH: It is hereby agreed and understood between lessor and lessee that in the event the lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of this space; requiring this space, the lessee hereby agrees to vacate same upon receipt of sixty (60) days' written notice and the return of any advance rental paid on account of this lease.

                  It being further understood and agreed that the lessee will not be required to vacate said promises during the winter season: namely, November first to May first, by reason of the above paragraph.

                  ELEVENTH: The lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety. comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

                  TWELFTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement and to make good to said lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

                  THIRTEENTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage or obstruction of the water, sewer or coil pipes, or other leakage in or about the said building.

                  FOURTEENTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

                  FIFTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be, of the lessee.

                  SIXTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

                  SEVENTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this contract.

                  EIGHTEENTH: The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

                  NINETIETH: It is further understood and agreed between the parties hereto that any charge against the lessee by the lessor for service or for work done on the premises, by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

                  TWENTIETH: It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same.

       SEE EXHIBIT "A" ATTACHED HERETO FOR ADDITIONAL TERMS AND CONDITIONS

                                   EXHIBIT "B"
                           ADDENDUM TO Business Lease

THIS ADDENDUM ("Addendum") made between Diversified Equity Management Corporation ("Lessor") and Registry Magic, Inc., a Florida corporation ("Lessee") to that Business Lease ("Agreement") dated July __, 1998 concerning real property located at a portion of Suite 1, 1 South Ocean Blvd., Boca Raton, FL.

WITNESSETH, that for and in consideration of Ten and No/100 Dollars and the mutual covenants contained herein, the Lessor and Lessee agree as follows:

1. The following shall be added to paragraphs TENTH and TWELFTH:

                  "Notwithstanding the foregoing, the Lessee shall accept the space identified on Exhibit "A" in "As Is" condition with no warranties or representations from the Lessor. Lessor agrees to construct, at its own expense, the improvements more particularly described on Exhibit "A" attached hereto within 60 days of the effective date of this Lease.

2. Use of the Lobby area described on Exhibit "A" will be joint and several by the parties. Landlord shall handle all cleaning and maintenance in the Lobby at its own expense.

3. Notwithstanding any provisions in this Lease to the contrary:

                  A. The maintenance of the air conditioning system shall be shared by the parties on a prorata basis computed on square footage of occupancy. Lessee shall promptly pay when due all electric bills for Suite 1 [which shall include the space occupied by Lessor and Lessee comprising the entire space of Suite 1].

                  B. With the exception of the Lobby and the air conditioning system, the Lessee shall bear all costs of the maintenance, cleaning and repair of all systems within the space which shall include but not be limited to plumbing and lighting.

                  C. The monthly rent payment due from the Lessee shall include water service, common area maintenance and building taxes.

                  D. Lessee shall provide a Certificate of Insurance to Lessor naming Lessor as an additional insured/loss payee on a policy of liability/hazard/personal property insurance acceptable to Lessor in amount of coverage and carrier. Both parties shall insure the Lobby but Lessee shall have no liability or be required to insure any art work placed in the Lobby by the Lessor.

                  E. Lessee shall not be permitted any signage whatsoever including but not limited to the Lobby, the exterior areas of its space or the Lessor's space. The existing signage for Ryals Gallery shall remain at Lessor's sole discretion. Notwithstanding the foregoing, Lessee shall be permitted to place a sign, approved in form and design by Lessor, on the interior door to the Lessee's space (in the Lobby) and Lessee shall be solely liable for any fines, fees, penalties, suits, damages, costs of litigation, court costs and attorneys fees and costs incurred as the result of the actions of any municipal or state authority in conjunction with the existence of the sign or Lessee's occupancy and of its space. Lessee shall also indemnify and hold Lessor harmless from any losses, suits, fines, penalties, damages, court costs, costs of litigation and attorneys fees and costs incurred as the result of the Lessee's sign and occupancy of the Lessee of its space as noted on Exhibit "A" attached hereto.

4. Paragraphs TENTH and NINTH shall be deleted in their entireties.

5. If Lessee requests occupancy of its space prior to July 1, 1998, the Lease shall be deemed commenced on such date of occupancy and Lessee shall pay a prorated rental for the days of the month prior to July 1 in which it occupies the space payable in advance to the Lessor. The term of the lease shall be extended for the number of days in which the Lessee commenced occupancy prior to July 1, 1998.

6. The Lessee acknowledges that this Lease is a sublease to that certain lease to which Lessor is a tenant.

7. Any court costs and attorneys fees and costs incurred with respect to litigation in conjunction with this Lease except for that specified in paragraph SEVENTH shall be paid by the prevailing party.

8. The parties acknowledge that the Lessee herein (sublessee to Prime Lease) has reviewed the Prime Lease ("Lease Agreement"), except for the payment terms thereunder (see attached Prime Name Lease reviewed by Lessee herein), by and between Boca Equities Company and Diversified Equity Management Corporation dated September 28, 1992, as assigned, (the "Prime Lease") and further acknowledge that this Lease is (a) subject to the terms and conditions of the Prime Lease and (b) supersedes this Lease and remains in full force and effect. Accordingly, this Lease shall create no additional rights unto the Lessee than exist under the terms of the Prime Lease including the length of term available or the termination thereof

Witness:  XXXXX                       "Lessor"
-----------------------------------   Diversified Equity Management Corporation


                                        /s/ Glenn Ryals
-----------------------------------   -----------------------------------------
                                      By:

                                      Dated:
                                            -----------------------------------


Donna Marum                           "Lessee"
----------------------------------    Registry Magic, Inc.


  7/2                                   /s/ Walt Nawrocki
----------------------------------    -----------------------------------------
                                      By:
                                      Dated: 7/2/98
                                      -----------------------------------------

Re: Lease between Boca Equities Company, Ltd. (Landlord) and Diversified Equity
    Management Corporation, Inc. (Tenant), dated September 18, 1992 (the "Prime Lease").

                  Pursuant to the terms of the above referenced Prime Lease, the undersigned Landlord consents to the sublease of approximately 1600 square feet to Registry Magic, Inc. according to the attached sublease while reserving all rights contained in the Prime Lease.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

         Signed, sealed and delivered in the presence of:



                                      Diversified Equity Management Corporation



Subject to Approval by "Prime                                            (Seal)
-----------------------------------    ----------------------------------------
Lease" Landlord.                       By: W.                            (Seal)
-----------------------------------    ----------------------------------------
         As to Lessor                               Lessor



                                       Registry Magic, Inc.

/s/  Walt Nawrocki
-----------------------------------
President & CEO
-----------------------------------
        As to Lessee



State of Florida,                  )
County of ________________________ )

Before me, a Notary Public in and for said State and County, personally came __________________________________________________________________to me well known and known to be the person _________ named in the foregoing lease, and ____________________ acknowledged that ______________ executed the same for the purpose therein expressed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the _______________day of ________________, 19 __



                                        ---------------------------------------

My commission expires
                     --------------     ---------------------------------------
                                        Notary Public, State of Florida at Large